June 27, 2005

                          TFS CAPITAL INVESTMENT TRUST
                Supplement to the Prospectus dated July 19, 2004


     THE FOLLOWING DISCLOSURE SHOULD BE READ IN CONJUNCTION WITH THE SECTION "PRIMARY INVESTMENT STRATEGIES--TYPES OF SECURITIES UTILIZED" ON PAGE 4 OF THE
PROSPECTUS:

The Fund may also invest up to 25% of its net assets in other registered investment companies ("RICs"). RICs include, among others, open-end mutual funds, closed-end funds and exchange traded funds, and incur management fees and other operating expenses. A closed-end fund is a fund that has a set number of shares outstanding and trades like a stock on a stock exchange. Exchange traded funds generally consist of portfolios of stocks which closely track the performance and dividend yield of an index, either broad based, sector or international. Exchange traded funds trade like common stocks and can be bought and sold throughout a trading day. The Fund expects at this time that the majority of its investments in RICs will be in closed-end funds. Closed-end funds trade at either a discount or premium to the underlying net asset value of the securities held by the closed-end fund. The Adviser believes that certain inefficiencies exist in the marketplace with the pricing of closed-end funds and that these inefficiencies provide potential investment opportunities for the Fund.


     THE FOLLOWING DISCLOSURE SHOULD BE READ IN CONJUNCTION WITH THE SECTION "RISKS RELATED TO PRIMARY INVESTMENT STRATEGIES" BEGINNING ON PAGE 5 OF THE
PROSPECTUS:

RISKS OF INVESTMENTS IN RICS -- To the extent that it invests in other RICs, the Fund incurs greater expenses, such as its own management fees and other operating expenses, than an investor would incur who invested directly in the RICs. The Fund's investments in other RICs are subject to all of the underlying risks of such RICs. These include such general risks as market risk and management risk. In addition to these risks, the Fund's investment in a closed-end or exchange traded fund is subject to the risk that the fund may trade at prices significantly different from the fund's net asset value. Investments in a closed-end fund may be subject to liquidity risk (that is, the potential that the Fund may be unable to dispose of the closed-end fund shares promptly or at a reasonable price).


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                                                                   June 27, 2005

                          TFS CAPITAL INVESTMENT TRUST
    Supplement to the Statement of Additional Information dated July 19, 2004


     THE FOLLOWING DISCLOSURE REPLACES THE SECOND PARAGRAPH UNDER THE SUBSECTION "EQUITY SECURITIES" ON PAGE 2 OF THE STATEMENT OF ADDITIONAL INFORMATION:

The Fund may not own more than 3% of the outstanding securities of any one investment company or invest more than 25% of its net assets in the securities of other investment companies. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate expenses. For more information on the types of investment companies the Fund may invest in please see the Fund's current Prospectus.